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                             INTERPHASE CORPORATION
                                     PROXY
       FORM OF PROXY CARD FOR INTERPHASE CORPORATION 1996 ANNUAL MEETING

    The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Interphase Corporation (the "Company") to be held at the offices of the Company, 13800 Senlac, Dallas, Texas 75234, on April 11, 1996 at 10:00 a.m., local time, and the Proxy Statement in connection therewith, and
(b) appoints R. Stephen Polley and S. Thomas Thawley, and each of them, the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting or at any adjournment thereof, and the undersigned directs that this proxy be voted as follows:

1.         ELECTION OF DIRECTORS          FOR nominees listed below                  WITHHOLD AUTHORITY
                                          (EXCEPT AS MARKED TO THE CONTRARY BELOW)   TO VOTE FOR ALL NOMINEES LISTED BELOW
                                          / /                                        / /

   Michael E. Cope, Dale Crane, James F. Halpin, Paul N. Hug, Robert H. Lyon,
           R. Stephen Polley, David H. Segrest and S. Thomas Thawley

  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                    THAT NOMINEE'S NAME IN THE SPACE BELOW.

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
2.         Proposal to amend the amended and restated stock option plan to allow the grant of nonqualified stock at prices below fair market value.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.         Proposal to amend the directors stock option plan to provide for the automatic grant of an option to each director elected or appointed at a time other than an annual meeting of shareholders.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.         In the discretion of the proxies, on any other matter that may properly come before the meeting or any adjournment thereof.

           (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)
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    If  more than  one of  the proxies above  shall be  present in  person or by substitute at the meeting or any adjournment thereof, the majority of said proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

    THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR, FOR THE PROPOSAL TO AMEND THE AMENDED AND RESTATED STOCK OPTION PLAN AND FOR THE PROPOSAL TO AMEND THE DIRECTORS STOCK OPTION PLAN.
    The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                                                          Dated:
                                                  ------------------------------

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                                                            Signature

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                                                   (Signature if held jointly)

                                                  Please date the proxy and sign
                                                  your   name   exactly   as  it
                                                  appears hereon. Where there is
                                                  more  than  one  owner,   each
                                                  should  sign. When  signing as
                                                  an  attorney,   administrator,
                                                  executor, guardian or trustee,
                                                  please add your title as such.
                                                  If  executed by a corporation,
                                                  the proxy should be signed  by
                                                  a   duly  authorized  officer.
                                                  Please  sign  the  proxy   and
                                                  return  it promptly whether or
                                                  not you expect  to attend  the
                                                  meeting.  You may nevertheless
                                                  vote  in  person  if  you   do
                                                  attend.